Exhibit 10.1

Certain information has been excluded from this agreement (indicated by “[***]”) because such information is both (a) not material and (b) the type that the registrant customarily and actually treats as private or confidential.

AMENDMENT 1 TO THE LICENSE AGREEMENT

THIS FIRST AMENDMENT to the LICENSE AGREEMENT (the “Amendment”) is made and entered into on this 20th day of May 2024 (the “Amendment Effective Date”), by and between BioCryst Pharmaceuticals, Inc. (“BioCryst”) and Clearside Biomedical, Inc. (“Clearside”). All undefined terms contained herein shall have the meaning set forth in the Agreement.

RECITALS

WHEREAS, BioCryst and Clearside entered into the License Agreement having an effective date of November 1, 2023 (the “Agreement”);

WHEREAS, the Parties now wish to amend the Agreement in consideration of the mutual terms, conditions, and covenants hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BioCryst and Clearside, intending to be legally bound, have agreed to amend the terms of the Agreement as follows:

1.
Section 1.100 of the Agreement shall be deleted in its entirety and is hereby replaced with the following:

“1.100 [***]”

2.
Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Clearside Medical, Inc.	BioCryst Pharmaceuticals, Inc.
Signature: George Lasezkay	Signature: Alane Phillips Barnes
Name: /s/ George Lasezkay	Name: /s/ Alane Phillips Barnes
Title: CEO	Title: Sr. VP and Chief Legal Officer